UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2010

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 1050, Houston, Texas  77042
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 499-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 29, 2010, U.S. Concrete, Inc. (the “Company”) announced that it had set a record date of close of business on Friday, July 30, 2010 for the proposed offering of $50.0 million of secured convertible notes to holders of the Company’s 8.375% Senior Subordinated Notes due 2014 (the “Existing Notes”) that are Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”)) or institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act).

The securities to be offered to holders of the Existing Notes have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent an applicable exemption from registration requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. CONCRETE, INC.

Date: July 29, 2010	By:	/s/ Michael W. Harlan
Michael W. Harlan
President and Chief Executive Officer